SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)

                               September 12, 2002


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                 0-22889                                 06-1453896
        (Commission File Number)            (I.R.S. Employer Identification No.)


    535 Migeon Avenue, Torrington, CT                       06790
(Address of Principal Executive Offices)                 (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


              ---------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year
                         if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not Applicable.
     (b)  Not Applicable
     (c)  Exhibits. The following exhibit is filed herewith:

     Exhibit No.    Exhibit
     -----------    -------

       99.1         Press Release of the Issuer dated September 12, 2002.


ITEM 9. REGULATION FD DISCLOSURE.

     On September 12, 2002, Royal Precision, Inc. ("RPI") and Royal Associates, Inc. ("RA") jointly announced that they had entered into an Agreement and Plan of Merger whereby a wholly owned subsidiary of RA would be merged with RPI. A copy of the press release setting forth the announcement is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                           ROYAL PRECISION, INC.

Dated: September 12, 2002                  By: /s/ John C. Lauchnor
                                               ---------------------------------
                                               John C. Lauchnor, President

                                  EXHIBIT INDEX

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                                                                   SEQUENTIALLY
EXHIBIT                                                            NUMBERED COPY
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 99.1      Press Release of the Issuer dated September 12, 2002.        __